UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 22, 2018

Carrizo Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Form of Indemnification Agreement
On May 23, 2018, the Board of Directors of Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), approved a new form of indemnification agreement (the “New Indemnification Agreement”) to be entered into between the Company and its directors and officers (each, an “Indemnitee”). The Company is entering into a New Indemnification Agreement with each current member of the Board of Directors and the Company’s current executive officers. Each New Indemnification Agreement with a current director or executive officer who is already a party to the existing form of indemnification agreement between the Company and such director or executive officer will amend such prior agreement.
The New Indemnification Agreement continues to require the Company to indemnify and advance expenses to each Indemnitee to the fullest extent permitted by the Texas Business Organizations Code (the “TBOC”). The Company’s existing form of indemnification agreement also included provisions that were intended to facilitate the Indemnitee’s receipt of indemnification, expense advancement and related benefits and protections. The New Indemnification Agreement changes certain provisions of the existing form, including provisions that add further protections for directors and executive officers and further facilitate their receipt of indemnification, expense advancement and related benefits. These changes, among other things:

•	clarify and expand the definition of the expenses to be advanced and reimbursed;

•	clarify an Indemnitee’s entitlement to mandatory indemnification in certain circumstances as contemplated by the TBOC;

•	add protections to an Indemnitee regarding delay in reimbursement of expenses;

•	expand provisions to indemnify an Indemnitee against certain expenses in enforcing rights under the New Indemnification Agreement and under director and officer liability insurance policies;

•	enhance an Indemnitee’s right to any portion of expenses to which the Indemnitee is entitled;

•	add protections with respect to an Indemnitee’s rights under applicable director and officer liability insurance policies;

•	add additional rights for an Indemnitee as to who determines whether the Indemnitee is permitted to be indemnified;

•	include procedures for selecting an independent counsel that may make a determination as to whether an Indemnitee is permitted to be indemnified;

•	add protections for an Indemnitee when no such determination has been made;

•	establish a burden of proof in favor of an Indemnitee;

•	require contribution by the Company in certain circumstances when indemnification is not available;

•	limit the ability of the Company to settle certain claims that adversely impact an Indemnitee;

•	liberalize an Indemnitee’s entitlement to indemnification or expenses in certain claims brought by Indemnitee against the Company;

•	provide Indemnitees certain rights to specific performance without posting a bond; and

•	require the Company to assert a cause of action against an Indemnitee within two years.
The New Indemnification Agreement also adds provisions that clarify or enhance rights of the Company, including that the Company is entitled to participate in the defense of any claim or proceeding and specify circumstances in which an Indemnitee is not entitled to indemnification.
The New Indemnification Agreement (like the Company’s bylaws) continues to provide for an arrangement of self-insurance that is, in effect, indemnification for amounts (a) in respect of the deductibles for the Company’s insurance policies, (b) that exceed the liability limits of the Company’s insurance policies and (c) that are available, were available or become available to the Company or are generally available to companies comparable to the Company but which the Company’s officers or directors determine is inadvisable for the Company to purchase, given the cost.
The foregoing description of the New Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 23, 2018, the Board of Directors of the Company voted to amend and restate the Company’s current bylaws. Among other items, the Amended and Restated Bylaws of Carrizo Oil & Gas, Inc. adopted by the Board of Directors on May 23, 2018 (the “Amended and Restated Bylaws”) included the following amendments:
Special Meetings
The Board of Directors amended provisions relating to special meetings of shareholders, including the fixing of a record date for determining shareholders entitled to call a special meeting, requirements to call a special meeting and procedures regarding the conduct of special meetings.
Shareholders must submit a written request that the Board of Directors fix a record date to determine shareholders entitled to demand a special meeting (a “Demand Record Date”). Such written request must include, among other things, certain information and updates (the “Shareholder Information”) for the requesting shareholder, any beneficial owner on whose behalf such request is made and certain related and associated persons (together, the “Requesting Person”) regarding:

•	business to be brought at the meeting;

•	name and address of the Requesting Person;

•
any Disclosable Interest (as defined in the Amended and Restated Bylaws), which includes the Company’s securities owned, derivative instruments, voting arrangements, short interests in and other interests regarding the Company’s securities, pending litigation involving the Company or directors and officers, other material relationships with the Company or significant interests in its competitors, or in any person that the Requesting Person has proposed that the Company enter into any transaction, and other information required to be disclosed in a proxy statement;

•	specified agreements, arrangements and understandings, including those relating to appearance and voting at the meeting;

•	representations, including those regarding soliciting proxies from other shareholders; and

•	certain Nominee Information (as described herein) if applicable.
The Amended and Restated Bylaws also include:

•	requirements regarding the fixing of a Demand Record Date by the Board of Directors;

•
requirements for shareholder demands to call a special meeting, including that demands must be given within 60 days of the Demand Record Date and must include the Shareholder Information for any shareholders submitting a demand (subject to certain exceptions for shareholders solicited through a proxy solicitation statement);

•	provisions regarding ineffective shareholder demands; and

•	provisions regarding the call of a special meeting by the Board of Directors pursuant to a shareholder demand and inclusion of the Board of Directors’ own proposals at such a meeting.
Advance Notice Provisions
The Board of Directors amended bylaw provisions relating to advance notification procedures for a shareholder to make director nominations and other proposals of business in order to, among other things, modify the requirements of timely notice and to specify the disclosures that shareholders must provide when submitting proposals and director nominations for consideration. These changes include, without limitation, that such advance notice for an annual meeting generally must be received by the Company not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of shareholders, and not later than the close of business on the 90th day prior to that date; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. If such proviso is not applicable, shareholder notice of business, including director nominations, to be brought before the Company’s 2019 Annual Meeting of Shareholders must be received by the Company no later than December 24, 2018. This supersedes the deadline for such notices that was included on page 74 of the Company’s definitive proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission on April 23, 2018 (the “Proxy Statement”). These amendments to the Company’s bylaws do not, however, change the discussion on that page of the Proxy Statement with respect to proposals submitted under Rule 14a-8 for inclusion in the Proxy Statement. If the Company calls a special meeting of shareholders for the purpose of electing directors, the shareholder’s notice with required information must be delivered to the Company not earlier than the close of business on the

120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting.
In each case, the shareholder notice to make director nominations or propose other business at an annual meeting or special meeting must include specified information, including information substantially similar to the Shareholder Information described above for the proposing shareholder, any beneficial owner on whose behalf such request is made and certain related and associated persons (together, the “Proposing Person”). For director nominations, the notice must also include specified Nominee Information (as defined in the Amended and Restated Bylaws) relating to proposed director nominees, which includes certain disclosures regarding a nominee’s name, age, employment, securities ownership, Disclosable Interests, any compensation and other monetary agreements, arrangements and understandings and other material relationships between the Proposing Person and a proposed director nominee and certain disclosures required in proxy statements. A shareholder’s director nominee is required to deliver to the Company (a) a questionnaire regarding, among other things, background and qualification, (b) a representation that the nominee is not party to undisclosed voting commitments or undisclosed third-party compensation agreements and will comply with applicable law, stock exchange rules and Company policies.
Indemnification Provisions
The Board of Directors amended bylaw provisions relating to indemnification of and expense advancement to an Indemnitee. The indemnification and expense advancement to provisions of the bylaws provide many of the same protections to directors and executive officers as do the Company’s indemnification agreements, although they are generally less detailed than such agreements. The changes to these provisions of the bylaws primarily conform to certain of the changes effected by the New Indemnification Agreement described above. These changes, among things:

•	expand provisions to indemnify Indemnitee against certain expenses in enforcing rights under any agreements and under director and officer liability insurance policies;

•	add additional rights for an Indemnitee as to who determines whether the Indemnitee is permitted to be indemnified;

•	include procedures for selecting independent counsel that may make a determination as to whether an Indemnitee is permitted to be indemnified;

•	liberalize an Indemnitee’s entitlement to indemnification or expenses in certain claims brought by Indemnitee against the Company; and

•	add provisions regarding circumstances under which an Indemnitee would not be entitled to indemnification.
Other
The Amended and Restated Bylaws also delete outdated and inapplicable provisions, as well as update and conform other provisions in the document.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders on May 22, 2018, at 1:30 p.m., Central time, in Houston, Texas (the “2018 Annual Meeting”). The results of the matters voted upon at the 2018 Annual Meeting and the “% For” calculation results (which exclude broker non-votes and abstentions to the extent they do not affect the vote on the matter), as more fully described in the Company’s Proxy Statement, are set forth below.
The following nominees for directors were elected to serve one-year terms:

Nominee	For	Against	Abstain	% For	Broker Non-Votes
S.P. Johnson IV	61,346,099	906,503	52,367	98.54%	14,225,626
Steven A. Webster	59,773,583	2,014,748	516,638	96.74%	14,225,626
F. Gardner Parker	58,028,647	4,222,769	53,553	93.22%	14,225,626
Frances Aldrich Sevilla-Sacasa	61,572,921	678,757	53,291	98.91%	14,225,626
Thomas L. Carter, Jr.	57,852,340	4,398,231	54,398	92.93%	14,225,626
Robert F. Fulton	61,317,777	934,350	52,842	98.50%	14,225,626
Roger A. Ramsey	60,272,244	1,980,028	52,697	96.82%	14,225,626
Frank A. Wojtek	57,897,037	4,355,134	52,798	93.00%	14,225,626
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	% For	Broker Non-Votes
58,655,011	3,556,179	93,779	94.14%	14,225,626
The shareholders approved, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of shares of the Company’s common stock (i) either as dividends on, or upon redemption of, the Company’s 8.875% redeemable preferred stock and (ii) upon the exercise of common stock purchase warrants issued in connection with such preferred stock:

For	Against	Abstain	% For	Broker Non-Votes
61,351,993	913,628	39,348	98.53%	14,225,626
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	% For	Broker Non-Votes
76,248,248	201,754	80,593	99.63%	—

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number		Description
3.1	—	Amended and Restated Bylaws of Carrizo Oil & Gas, Inc., adopted May 23, 2018.
10.1	—	Form of Indemnification Agreement for Directors and Executive Officers of the Company, adopted May 23, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrizo Oil & Gas, Inc.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer
Date: May 29, 2018